SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Community Financial Holding Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
GENERAL
VOTING AND REVOCABILITY OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL I — ELECTION OF DIRECTORS
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL II — RATIFICATION OF APPOINTMENT OF AUDITORS
MISCELLANEOUS
SHAREHOLDER PROPOSALS
COMMUNICATIONS WITH THE COMPANY’S DIRECTORS AND COMPANY DOCUMENTS
FORM 10-KSB

April 2, 2004

Dear Fellow Shareholder:

     On behalf of the Board of Directors and management of Community Financial Holding Company, Inc. (the “Company”), I cordially invite you to attend the Annual Meeting of Shareholders to be held at the Gwinnett Community Bank office located at 2775 Buford Highway, Duluth, Georgia 30096, on Thursday, April 15, 2004, at 9:00 a.m. Eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Porter Keadle Moore, LLP, the Company’s independent auditors, will be present to respond to any questions shareholders may have.

     The matters to be considered by shareholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each director nominee and for each other matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

Sincerely,

/s/ Thomas J. Martin
Thomas J. Martin Chairman and Chief Executive Officer

COMMUNITY FINANCIAL HOLDING COMPANY, INC.
2775 BUFORD HIGHWAY
DULUTH, GEORGIA 30096

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on April 15, 2004

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Community Financial Holding Company, Inc. (the “Company”) will be held at the Gwinnett Community Bank office located at 2775 Buford Highway, Duluth, Georgia 30096, on Thursday, April 15, 2004, at 9:00 a.m. Eastern time or at any adjournment or postponement thereof. A proxy card and a proxy statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	Election of directors of the Company;

2.	Ratification of the appointment of Porter Keadle Moore, LLP, as independent auditors of the Company for the fiscal year ending December 31, 2004; and

3.	Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Execution of a proxy in the form enclosed also permits the proxy holders to vote, in their discretion, upon such other matters that may come before the Annual Meeting. As of the date of mailing, the Board of Directors is not aware of any other matters that may come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment or postponement, the Annual Meeting may be adjourned or postponed. Shareholders of record at the close of business on April 1, 2004, are the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY YOU GIVE MAY BE REVOKED BEFORE THE VOTE AT THE ANNUAL MEETING BY DELIVERING TO THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING UPON GIVING ORAL NOTICE OF YOUR INTENTION TO VOTE IN PERSON. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ann K. Marshall

Ann K. Marshall Secretary

Duluth, Georgia April 2, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

OF
COMMUNITY FINANCIAL HOLDING COMPANY, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON
APRIL 15, 2004

GENERAL

     This Proxy Statement is being delivered to the Company’s shareholders in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders of the Company, which will be held at the office of Gwinnett Community Bank (the “Bank”), the Company’s wholly-owned subsidiary, located at 2775 Buford Highway, Duluth, Georgia 30096, on Thursday, April 15, 2004, at 9:00 a.m. Eastern time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to shareholders on or about April 2, 2004.

     At the Annual Meeting, shareholders will consider and vote upon (i) the election of directors, and (ii) the ratification of the appointment of Porter Keadle Moore, LLP, as independent auditors of the Company for the fiscal year ending December 31, 2004. The Board of Directors of the Company knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares represented by the proxy in accordance with their best judgment on other business, if any, that may properly come before the Annual Meeting or any adjournment or postponement thereof.

VOTING AND REVOCABILITY OF PROXIES

     Shareholders who execute proxies retain the right to revoke such proxies at any time prior to a vote being taken at the Annual Meeting. Unless so revoked, the shares represented by those proxies will be voted at the Annual Meeting and any adjournment or postponement thereof. Proxies may be revoked by submitting written notice to the Secretary of the Company at 2775 Buford Highway, Duluth, Georgia 30096, or by the delivery to the Secretary of the Company of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a shareholder attends the Annual Meeting and gives oral or written notice of his or her intention to vote in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted “FOR” the nominees for director set forth below and “FOR” the ratification of the appointment of independent auditors. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or will not serve, and matters incident to the conduct of the Annual Meeting. The proxy also confers on the designated proxy holders discretionary authority to vote the shares represented by the proxy in accordance with their best judgment on other business, if any, that may properly come before the Annual Meeting or any adjournment or postponement thereof.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Board of Directors has set April 1, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Shareholders of record as of the close of business on Record Date are entitled to one vote for each share of common stock of the Company then held. As of the record date, the Company had 1,200,894 shares of common stock issued and outstanding.

     The presence either in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on the matter (the “broker non-votes”) will be considered present for purposes of determining whether a quorum is present but will not be counted as shares present with respect to any matter on which the broker has expressly not voted. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

     As to the election of directors, as set forth in Proposal I, the proxy being provided by the Board of Directors enables a shareholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for any or all of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors. As a result, the eight nominees receiving the highest number of votes cast at the Annual Meeting will be elected, regardless of whether that number represents a majority of the votes cast.

     As to the ratification of independent auditors as set forth in Proposal II, by checking the appropriate box a shareholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) vote to “ABSTAIN” on the proposal. Proxies marked “ABSTAIN” will be treated as a vote cast for purposes of determining whether a quorum is present. The ratification of independent auditors, and all other matters that may properly come before the Annual Meeting, unless otherwise required by law, will be determined by a majority of votes cast without regard to (a) broker non-votes or (b) proxies marked “ABSTAIN” as to that matter.

     Persons and groups owning in excess of 5% of the common stock are required to file with the Securities and Exchange Commission (the “SEC”) certain reports regarding their ownership pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The following table sets forth, as of March 25, 2004, persons or groups who own more than 5% of the common stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of common stock at the Record Date.

Name and Address of	Amount and Nature of		Percent of Shares of
Beneficial Owner	Beneficial Ownership*		Common Stock Outstanding
James B. Braden
1505 Lakes Parkway
Lawrenceville, GA 30043	73,334	(1)	5.96	%(1)
Thomas J. Martin
2775 Buford Highway
Duluth, GA 30096	130,000	(2)	10.31	%(2)
Miles H. Mason, III M.D.
3500 McClure Bridge Road
Duluth, GA 30096	66,667	(3)	5.42	%(3)
Daniel E. Reeves
c/o Community Financial Holding Co., Inc.
2775 Buford Highway
Duluth, GA 30096	80,670	(4)	6.55	%(4)
Franklin M. Rinker
1000 Medical Center Blvd. NW
Lawrenceville, GA 30046	66,667	(5)	5.42	%(5)

*	All numbers have been adjusted to reflect warrants issued in connection with the organization of the Bank.

(1)	The amount shown includes 30,000 shares issuable upon the exercise of warrants that became fully vested on October 18, 2003 and 22,500 shares held indirectly through a brokerage account.

(2)	The amount shown includes 60,000 shares issuable upon the exercise of warrants that became fully vested on October 18, 2003, 27,000 shares held in a Profit Sharing Plan, 14,000 shares held indirectly through an individual retirement account and 6,000 shares held indirectly by Mr. Martin’s spouse.

(3)	The amount shown includes 30,000 shares issuable upon the exercise of warrants that became fully vested on October 18, 2003.

(4)	The amount shown includes 30,000 shares issuable upon the exercise of warrants that became fully vested on October 18, 2003 and 4,670 shares held as custodian for minor grandchildren.

(5)	The amount shown includes 30,000 shares issuable upon the exercise of warrants that became fully vested on October 18, 2003 and 9,000 held indirectly through an individual retirement account.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership of the common stock, on Forms 3, 4, and 5, with the SEC and to provide copies of those Forms 3, 4, and 5 to the Company. Other than as set forth in the stock ownership table above, the Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the common stock.

     Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements of the Exchange Act applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2003.

PROPOSAL I — ELECTION OF DIRECTORS

     The Board currently consists of eight directors, each of whom shall serve until his successor has been elected and qualified. The Board of Directors has nominated the eight persons named below to serve as directors of the Company until the 2005 Annual Meeting of Shareholders.

     All of the nominees are currently directors of the Company. If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the other named nominees and for such substitute or substitutes, if any, as the Board of Directors may recommend to replace such nominee. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

     The following table sets forth the nominees and the directors of the Company, the year each director became a director of the Company or the Bank, and the number and percentage of shares of the outstanding common stock beneficially owned by each director as of April 1, 2004. Each director of the Company is also a director of the Bank. The Company was incorporated and became a holding company for the Bank in February 2002. All persons who were directors of the Bank at the time of the Company’s formation became directors of the Company.

			Amount and
	Year First		Nature of
	Elected or	Position with the	Beneficial		Percent of
Name of Beneficial Owner	Appointed	Company	Owner (1)		Class
BOARD NOMINEES FOR TERM TO EXPIRE IN 2005
Frank W. Bell, Jr.	1999	Director	27,667	(2)	2.28%
James B. Braden	1999	Director	73,334	(3)	5.96%
J. Terry Gordon	1999	Director	26,667	(4)	2.20%
Thomas J. Martin	1999	Chairman of the	130,000	(5)	10.31%
		Board and Chief
		Executive Officer
Miles H. Mason, III, M.D.	1999	Director	66,667	(6)	5.42%
Don F. Phillips, Jr.	1999	Director	31,667	(7)	2.61%
Daniel E. Reeves	1999	Director	80,670	(8)	6.55%
Franklin M. Rinker	1999	Director	66,667	(9)	5.42%
EXECUTIVE OFFICERS
Ann K. Marshall		Executive Vice	10,167	(10)	*
		President, Chief
		Operating Officer,
		Chief Financial
		Officer

(*)	Indicates beneficial ownership of less than 1%.

(1)	For purposes of calculating the percentage beneficially owned, the number of shares of common stock deemed outstanding includes (i) 1,200,894 shares of common stock outstanding as of March 25, 2004, and (ii) shares of common stock issuable pursuant to Presently Exercisable Warrants held by the respective person or group. The shares of common stock issuable upon exercise of Presently Exercisable Warrants are considered to be outstanding and to be beneficially owned by the person or group holding such options for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

(2)	Includes 10,000 shares of common stock that Mr. Bell has the right to acquire through the exercise of Presently Exercisable Warrants.

(3)	Includes 30,000 shares of common stock that Mr. Braden has the right to acquire through the exercise of Presently Exercisable Warrants and 22,500 shares held indirectly through a brokerage account.

(4)	Includes 10,000 shares of common stock that Mr. Gordon has the right to acquire through the exercise of Presently Exercisable Warrants.

(5)	Includes 60,000 shares of common stock that Mr. Martin has the right to acquire through the exercise of Presently Exercisable Warrants and 27,000 shares held in a Profit Sharing Plan, 14,000 shares held indirectly through an individual retirement account and 6,000 shares held indirectly by Mr. Martin’s spouse.

(6)	Includes 30,000 shares of common stock that Dr. Mason has the right to acquire through the exercise of Presently Exercisable Warrants.

(7)	Includes 12,500 shares of common stock that Mr. Phillips has the right to acquire through the exercise of Presently Exercisable Warrants.

(8)	Includes 30,000 shares of common stock that Mr. Reeves has the right to acquire through the exercise of Presently Exercisable Warrants 4,670 shares held as custodian for minor grandchildren.

(9)	Includes 30,000 shares of common stock that Mr. Rinker has the right to acquire through the exercise of Presently Exercisable Warrants and 9,000 held indirectly through an individual retirement account.

(10)	Includes 10,167 shares held indirectly through an individual retirement account.

Biographical Information of Directors and Executive Officers

     Biographical information concerning the directors and executive officers of the Company is set forth below.

     Directors

     Frank W. Bell, Jr., age 56, Mr. Bell has been a director of the Bank since its organization in 1999 and of the Company since its incorporation in February 2002. He is a nurseryman and horticulturist. He is a graduate of The University of Georgia in Athens, Georgia.

     James B. Braden, age 43, has been a director of the Bank since its organization in 1999 and of the Company since its incorporation in February 2002. Mr. Braden is a real estate developer. He is a graduate of The University of Georgia in Athens, Georgia. He services as a member of the Board of Directors of the following: American Cancer Society of Gwinnett, the 1818 Club, Council for Quality Growth and the Gwinnett County Chamber of Commerce.

     J. Terry Gordon, age 60, has been a director of the Bank since its organization in 1999 and of the Company since its incorporation in February 2002. Mr. Gordon is a certified public accountant and is President of J. Terry Gordon and Associates, CPA. He is a graduate of Georgia Southern University in Statesboro, Georgia. He currently serves of the Board of Directors of Annandale of Suwanee, Inc. a non profit center for mentally challenged adults, a member of the Board of Good Shepard Presbyterian Church, former member of the Board and former Treasurer and current member of the Finance Committee of Atlanta-Fulton County Zoo, Inc.

     Thomas J. Martin, age 59, has been a director of the Bank since its organization in 1999 and of the Company since its incorporation in February 2002. He is the Chairman of the Board and Chief Executive Officer of the Company and Gwinnett Community Bank. He attended Georgia State University and DeKalb College and is a graduate of The Graduate School of Banking at Louisiana State University in Baton Rouge, Louisiana. Prior to joining the Bank, Mr. Martin was Chairman of the Board and Chief Executive Officer of Citizens Bank of Gwinnett, Duluth, Georgia from April 1984 to June 1998. He also serves on the Board of the Convention and Visitors Bureau of Gwinnett County.

     Miles H. Mason, III, M.D., age 56, has been a director of the Bank since its organization in 1999 and of the Company since its incorporation in February 2002. Dr. Mason is a physician and is Chief of Staff of Gwinnett Hospital System, Inc. He is a graduate of Emory University in Atlanta, Georgia and the Medical College of Georgia in Augusta, Georgia.

     Don F. Phillips, Jr., age 45, has been a director of the Bank since its organization in 1999 and of the Company since its incorporation in February 2002. Mr. Phillips owns a flooring design business. He is a graduate of Troy State University in Troy, Alabama.

     Daniel E. Reeves, age 59, has been a director of the Bank since its organization in 1999 and of the Company since its incorporation in February 2002. Mr. Reeves is the former head coach for the Atlanta Falcons, a professional football team. He attended The University of South Carolina in Columbia, South Carolina.

     Franklin M. Rinker, age 58, has been a director of the Bank since its organization in 1999 and of the Company since its incorporation in February 2002. Mr. Rinker is a hospital administrator. He is a graduate of Emory University in Atlanta, Georgia and Queens College in Charlotte, North Carolina. He is a member of the following Board of Directors: Gwinnett Health Systems, Inc., Gwinnett Hospital Systems, Inc., Georgia Hospital Association, Georgia Alliance of Community Hospitals, Voluntary Hospitals of America, Inc., Phoenix Healthcare Management Services, Inc. Medical Resources Network, Healthcare, Inc., Promina Health Systems, Inc., AHA Regional Policy Board and the Georgia Chamber of Commerce.

     Executive Officers Not Listed Above

     Ann K. Marshall, age 45, has been employed as Executive Vice President, Chief Operating Officer and the Chief Financial Officer of the Bank since April 1999 and the Company since April 2001. Prior to joining the Bank, Ms. Marshall was a vice president for the Citizens Bank of Gwinnett, Georgia from August 1989 until April 1998.

     Donald W. Tew, age 53, has been employed as Senior Vice President and Senior Lending Officer since December 2002. Prior to joining the Bank, Mr. Tew was a vice president of SunTrust Bank in Duluth, Georgia from November 1976 and December 2002. Mr. Tew currently serves as a member of the Civitans Club.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended December 31, 2003, the Board of Directors held 7 regular meetings. No director attended (in person or by teleconference) fewer than 75% of the total meetings of the Board of Directors and the committees on which he served during 2003.

     The Board of Directors of the Bank (the “Bank Board”) conducts its business through meetings of the Bank Board and through activities of its committees. During the fiscal year ended December 31, 2003, the Bank Board held 12 regular meetings. No director attended fewer than 75% of the total meetings (in person or by teleconference) of the Bank Board and the committees on which he served during 2003.

     The Board of Directors encourages the attendance of all directors at its Annual Shareholders Meeting, although it has no formal policy regarding attendance. Six of eight Board Members were in attendance at the 2003 Annual Meeting held on May 15, 2003.

Executive Compensation Committee

     The Executive Compensation Committee determines executive compensation and consists of Messrs. Franklin M. Rinker (Chairman), Miles H. Mason, III M.D., Donald F. Phillips and Thomas J. Martin, none of whom were officers or employees of Gwinnett Community Bank or the Company during fiscal 2003 or any prior year, with the exception of Mr. Martin, who is Gwinnett Community Bank’s Chief Executive Officer and President and the Company’s Chairman and Chief Executive Officer. Mr. Martin was not present for discussion and voting on matters affecting his compensation. The Executive Compensation Committee was formed in 2002 and operates under the authority granted in the Company’s Bylaws. The Committee met five times during 2003.

Audit Committee

     The Board of Directors has established an Audit Committee and has adopted a written charter, a copy of which is attached as Appendix I, setting out the audit related functions the committee is to perform. We have reviewed and reassessed the adequacy of the formal written charter and found that it meets all necessary requirements.

Report of the Audit Committee

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

     As set forth in more detail in the Audit Committee charter, the Audit Committee’s primary responsibilities include:

•	Ensuring the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements;

•	Monitoring the independence and performance of the Company’s internal auditors and independent auditors; and

•	Monitoring the Company’s compliance with legal and regulatory requirements.

     The Audit Committee recommends the selection of the Company’s and the Bank’s independent auditors to the Board of Directors and the Bank Board and meets with the Company’s independent auditors to discuss the scope and to review the results of the annual audit of the consolidated financial statements.

     The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. To carry out its responsibilities, the Audit Committee met four times during 2003.

     All of the directors who serve on this committee are “Independent” for purposes of the National Association of Securities Dealers (“NASD”) listing standards for small business issuers.

     The Audit Committee has reviewed the Company’s consolidated financial statements and met with both management and Porter Keadle Moore, LLP, the Company’s independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

     The Audit Committee has received from and discussed with Porter Keadle Moore, LLP, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from the Company. The Audit Committee has also discussed with Porter Keadle Moore, LLP, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year end December 31, 2003, for filing with the SEC.

Members of the Audit Committee

J. Terry Gordon, Chairman and Financial Expert
James B. Braden
Franklin M. Rinker

Nominations for Directors

     Effective January 15, 2004, the Board of Directors established a nominating committee (the “Nominating Committee”) consisting of Frank W. Bell, Jr. (Chairman), Franklin M. Rinker, Thomas J. Martin and Donald F. Phillips, Jr. The Nominating Committee has not yet established a Charter. During 2004, the Nominating Committee met once. All of the directors who serve on this committee are “Independent” for purposes of the National Association of Securities Dealers (“NASD”) listing standards for small business issuers except Mr. Martin who is not considered independent because he is the Chief Executive Officer of the Company.

     The Nominating Committee is responsible for reviewing candidates for director and making recommendations to the Board of Directors as to nominations for director. Shareholders who wish the Nominating Committee to consider their recommendations for nominees for the position of Director should submit their recommendations in writing to the Nominating Committee in care of the Office of the Secretary, Community Financial Holding Company, Inc., P.O. Box 3910, Duluth, Georgia 30096. Nominees made in accordance with these provisions will be given the same consideration given to nominees of the Nominating Committee. Nominees may also be suggested by Board Members, members of management, shareholders, or by third party firms. The Committee will assess each potential nominee for their experience, independence, understanding of the banking industry, their ability to devote the time necessary to fulfill his or her responsibilities and the current needs of the Board.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

     The directors of the Company receive $500 per month Directors fees paid by the Bank totaled $46,600 in compensation. This was paid to directors for their service on the Board of Directors during the fiscal year ended

December 31, 2003. In addition, Ann K. Marshall was paid $300 per month for her service as Secretary to the Board. There were no other fees paid to the Directors for their service on Committees.

Executive Officer Compensation

     Summary Compensation Table. The following table presents the total compensation for the three years ended December 31, 2003, for our President and Chief Executive Officer and our two other most highly compensated executive officers who were serving as executive officers on December 31, 2003 and who made salary and bonus in excess of $100,000 (collectively, the “Named Executive Officers”). All amounts include aggregate compensation paid by the Company and the Bank.

Name and	Fiscal			All Other
Principal Position	Year	Salary	Bonus	Compensation
Thomas J. Martin	2003	$157,024	$25,000	$37,015	(1)
Chairman and Chief	2002	150,000	20,000	28,191	(1)
Executive Officer	2001	150,000	0	17,233	(1)
Ann K. Marshall	2003	$114,020	$15,000	$17,469	(2)
Executive Vice President	2002	100,833	5,000	9,219	(2)
and Chief Operating	2001	80,000	5,000	6,518	(2)
Officer & Chief Financial Officer
Donald W. Tew	2003	$99,872	$10,000	$15,357	(3)
Sr. Vice President	2002	n/a	n/a	n/a	(3)
Sr. Lending Officer	2001	n/a	n/a	n/a	(3)

(1)	For Mr. Martin, the amount includes:

	Directors	401K Company	Insurance Premiums	Use of
	Fees	Match	Paid by Company	Company Auto
2003	$6,000	$4,711	$11,622	$14,682
2002	500	4,523	8,486	14,682
2001	0	4,500	7,425	5,308

(2)	For Ms. Marshall, the amount includes:

	Secretary	401K Company	Insurance Premiums
	Fees	Match	Paid by Company
2003	$3,600	$3,421	$10,448
2002	300	3,300	5,619
2001	0	2,370	4,148

(3)	For Mr. Tew, the amount includes:

	401K Company	Insurance Premiums
	Match	Paid by Company
2003	$3,296	$12,061
2002	n/a	n/a
2001	n/a	n/a

Employment and Other Agreements

     Employment Agreements. The Bank has entered into employment agreements with each of Thomas J. Martin, its Chairman and Chief Executive Officer, Ann K. Marshall, its Executive Vice President, Chief Operating Officer and Chief Financial Officer, and Donald W. Tew, its Senior Vice President and Senior Lending Officer.

     Mr. Martin’s employment agreement is continually renewable and provides for a base salary of $175,000 plus performance related bonuses. The agreement may be terminated by the Bank for “just cause” as defined in the agreement. If the Bank terminates the officer without just cause, he will be entitled to a lump sum payout equal to 24 months base salary plus pro rated portion of earned performance bonus and benefits. In the event of a change of control (as defined in the agreement), he will be entitled to a lump sum payment equal to 36 months average monthly salary (as defined in the agreement) plus the pro rated portion of earned bonus and benefits. If that event had occurred at December 31, 2003, the payments would have equaled approximately $390,015 or $464,064 respectively.

     Ms. Marshall’s employment agreement is continually renewable and provides for a base salary of $125,000. The agreement may be terminated by the Bank for “just cause” as defined in the agreement. If the Bank terminates the officer without just cause she will be entitled to a lump sum payout equal to 12 months base salary plus benefits. In the event of a change of control (as defined in the agreement) she will be entitled to 24 months average base salary (as defined in the agreement) plus benefits. If that event had occurred at December 31, 2003, the payments would have equaled approximately $152,548 or $193,557 respectively for Ms. Marshall.

     Mr. Tew’s employment agreement is continually renewable and provides for a base salary of $110,000. The agreement may be terminated by the Bank for “just cause” as defined in the agreement. If the Bank terminates the officer without just cause he will be entitled to a lump sum payout equal to 12 months base salary plus benefits. If that event had occurred at December 31, 2003, the payments would have equaled approximately $134,110. The aggregate payments that would be made would be an expense to the Bank and reduce net income and capital by those amounts.

Code of Ethics

     The Board of Directors has adopted a Code of Ethics that is applicable to all of our executive officers and employees. We have posted the Code of Ethics to our website at www.gwinnettcommunitybank.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Bank’s directors and executive officers, their immediate family members and certain companies and other entities associated with them have been customers of and have had banking transactions with the Bank and are expected to continue those relationships. All extensions of credit made by the Bank to these individuals, companies, and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.

     Election of each of the nominated directors requires the approval of a majority of the votes cast by the shareholders of the Company at the Annual Meeting. The Board of Directors recommends that shareholders vote “FOR” the election of each of the individuals named herein as nominees for directors of the Company.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has approved the selection of Porter Keadle Moore, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004, subject to ratification by the Company’s shareholders. A representative of Porter Keadle Moore, LLP, is expected to be present at the Annual Meeting to respond to shareholders’ questions and will have the opportunity to make a statement if he or she so desires.

Audit Fees. In connection with the audit of the Company’s annual consolidated financial statements, review of its Form 10-KSB, review of our interim consolidated financial statements included within Forms 10-QSB, and review of Form S-1 (Registration Statement – 2002 only) the Company was billed approximately $48,400 and $69,800, in 2003 and 2002, respectively, by Porter Keadle Moore, LLP. These figures includes fees for services that were billed to the Company in 2004 in connection with the 2003 audit and fees for 2002 billed in 2003 for the annual audit and out-of-pocket travel costs.

Audit-Related Fees. During 2003 and 2002, Porter Keadle Moore, LLP billed approximately $21,500 and $18,500, respectively, for internal control review and selected outsourced quarterly internal audit procedures.

Tax Fees. During 2003 and 2002, Porter Keadle Moore, LLP billed approximately $7,500 and $7,100, respectively, for preparation of various tax returns and assistance with quarterly estimated tax payments to taxing authorities.

Other Fees. During 2003 and 2002, the Company was billed approximately $1,100 and $1,500, respectively, for services that were not related to the audit of the consolidated financial statements. These services included miscellaneous consulting services. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Porter Keadle Moore, LLP.

Audit Committee Pre-Approval and Permissible Non-Audit Services of Independent Auditors

     The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. The policy requires any proposals for services be submitted to the Chairman of the Audit Committee for review and signature prior to the commencement of an engagement.

     The types of non-audit services that are likely to be solicited from the independent auditors include: internal control reviews and assistance with internal control reporting requirements, review of information system security, tax compliance, tax planning and related tax services, excluding any tax services prohibited by regulatory or other oversight authorities.

     In 2003, the Audit Committee pre-approved 94% of all audit services performed by independent auditors. There were no hours expended, billed or performed by any persons other than full time, permanent employees of the independent auditors.

     Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the shareholders of the Company at the Annual Meeting. The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Porter Keadle Moore, LLP, as the Company’s auditors for the fiscal year ending December 31, 2004.

MISCELLANEOUS

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage forms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

     The Company’s Annual Report to Shareholders for the year ended December 31, 2003, including consolidated financial statements, will be mailed to all shareholders of record as of the close of business on the record date for the Annual Meeting. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

SHAREHOLDER PROPOSALS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

     In order to be eligible for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Shareholders, any shareholder proposal to take action at that meeting must be received at the Company’s executive offices at 2775 Buford Highway, Duluth, Georgia 30096, no later than December 1, 2004.

     In the event the Company receives notice of a shareholder proposal to take action at next year’s Annual Meeting of Shareholders that is not submitted for inclusion in the Company’s proxy material, or is submitted for inclusion by is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its shareholders may exercise their discretion to vote on the shareholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company’s executive offices by February 16, 2005.

COMMUNICATIONS WITH THE COMPANY’S
DIRECTORS
AND COMPANY DOCUMENTS

     Mail can be addressed to Directors in care of the Office of the Secretary, Community Financial Holding Company, Inc., P.O. Box 3910, Duluth Georgia 30096. At the direction of the Board of Directors, all mail received will be opened, logged and screened for security purposes. Mail addressed to a particular Director will be delivered to the Director at the next scheduled Board Meeting. All mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the “Board of Directors will be forwarded or delivered to the Chairman of the Board.

     You can obtain corporate information such as the Form 10-KSB, Form 10-QSB, Committee Charters, and By-Laws by going to the Corporate Documents section of our website at www.gwinnettcommunitybank.com.

FORM 10-KSB

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE FOR THE ANNUAL MEETING UPON WRITTEN REQUEST TO THE SECRETARY, COMMUNITY FINANCIAL HOLDING COMPANY, INC., 2775 BUFORD HIGHWAY, DULUTH, GEORGIA 30096.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ann K. Marshall

Ann K. Marshall Secretary

Duluth, Georgia April 2, 2004

Appendix I

AUDIT COMMITTEE CHARTER

I. Purpose

     The Audit Committee is appointed by the Board to:

•	assist the Board of Directors in monitoring and ensuring:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the qualifications and independence of the Company’s independent auditors; and

•	the performance of the Company’s internal audit function and external auditors;

•	prepare the report required to be prepared by the Audit Committee under the rules of the Securities and Exchange Commission (“SEC”) for inclusion in the Company’s annual Proxy Statement; and

•	oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

II. Membership

The Audit Committee shall be composed of not less than three members, appointed annually by the Board. All of the members of the Audit Committee shall satisfy the independence requirements of § lOA (“§ lOA”) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended by the Sarbanes-Oxley Act of 2002 (the “Act”) and shall satisfy any other applicable regulatory requirements.

The Audit Committee shall endeavor to include at least one “audit committee financial expert,” as that term is defined in §IOA.

III. Meetings

The majority of the members of the Audit Committee shall constitute a quorum. Any action required to be taken at a meeting of the Audit Committee will be deemed the action of the Audit Committee if all of the members executed, either before or after the action is taken, a written consent and the consent is filed with the Corporate Secretary.

The Chair will make regular reports to the Board of Directors. The Audit Committee may form and delegate authority to subcommittees when appropriate. The Secretary of the Audit Committee will give notice and keep minutes of all Audit Committee meetings.

The Audit Committee will meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The Audit Committee will meet separately with management, the independent auditors and internal auditor at least quarterly. The Secretary of the Audit Committee will prepare a preliminary agenda. The Chair will make the final decision regarding the agenda. The Audit Committee may perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Board deems necessary or appropriate.

IV. Responsibilities and Duties

The Audit Committee is granted the authority to investigate any activity of the Company and its subsidiaries, and all employees are directed to cooperate as requested by members of the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s legal counselor independent auditor to attend a Committee meeting. The Audit Committee has the authority to retain special legal, accounting or other consultants as necessary to advise the Audit Committee. The independent auditors for the Company are accountable to the Board and the Audit Committee as representatives of the shareholders.

In carrying out its responsibilities, the Board of Directors believes the policies and procedures of the Audit Committee shall remain flexible, in order to best react to changing conditions. The Audit Committee will:

•	Possess the ultimate authority to select, retain, determine funding for and when appropriate, terminate the Company’s independent auditors.

•	Approve in advance all audit and non-audit engagement services to be provided to the Company by the independent auditors, other than as otherwise permitted by law and other than “prohibited non-auditing services” as defined in § 1OA(g) of the Exchange Act. The Audit Committee may delegate to one or more of its members the authority to approve in advance all such audit or non-audit services to be provided by the independent auditors so long as it is presented to the full Audit Committee at its next meeting.

•	Review the annual written statement from the independent auditor of the Company describing:

•	the auditor’s internal quality control procedures;

•	any material issues raised by the most recent internal quality-control review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and

•	all relationships between the independent auditors and the Company, including each permissible non-audit service provided to the Company, consistent with Independence Standards Board Standard 1.

•	Review the qualifications, performance and independence of the lead partner of the independent auditor team and the audit firm itself. In making this review, the Audit Committee will take into account the assessments of management and the Company’s internal auditors.

•	Evaluate whether it is appropriate to rotate the lead audit partner or the audit firm itself.

•	Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit including any comments or recommendations of the independent auditors.

•	Review with the independent auditor any reports or communications required by or referred to in Statement of Auditing Standards (“SAS”) No.61, including any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include:

•	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management;

•	Any changes required in the planned scope of the audit; and

•	Any accounting adjustments proposed by the auditor but “passed” as immaterial or otherwise.

•	Obtain from the independent auditors assurance that the annual audit was conducted in a manner consistent with § 10A, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act.

•	Review with management and the independent auditors, the Company’s annual audited financial statements and quarterly financial statements, including:

•	the Company’s disclosures under “Management’s Discussion and Analysis”;

•	major issues regarding accounting principles and auditing standards and financial statement presentation; and

•	the independent auditor’s judgment as to the accuracy of financial information, adequacy of disclosures and quality of the Company’s accounting principles.

•	Review as needed an analysis prepared by management or the independent auditor of significant financial reporting issues and judgments made in connection with the preparation and presentation of the Company’s financial statements, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained SAS No.50 letters.

•	Establish procedures for:

•	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

•	Set policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

•	Annually review with the independent auditors, the Company’s internal auditors, and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and any special audit steps adopted in light of material control deficiencies, and make or review any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

•	Review the internal audit function of the Company, including the independence of the function, the ability of the function to raise issues to the appropriate level of authority, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. The Audit

Committee should request copies or summaries of the significant reports to management prepared by the internal auditing department and management’s responses.
•	Review recommendations and findings of the internal auditors to assure that appropriate actions are taken by management.

•	Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•	Meet periodically with management to review the Company’s policies with respect to risk assessment and risk management, the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	Review and approve significant changes to the Company’s selection or application of accounting principles and practices as suggested by the independent auditor, internal auditor or management.

•	Review with the Company’s legal counsel:

•	legal matters that may have a material impact on the financial statements or reflect upon the Company’s compliance policies;

•	any material reports or inquiries received from regulators or governmental agencies;

•	material pending legal proceedings involving the Company; and

•	other contingent liabilities.

•	Review disclosures made by the Company’s principal executive officer and principal financial officer regarding compliance with their certification obligations under the Act, including the Company’s disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

•	Conduct or authorize an appropriate review of any related-party transactions deemed significant by the Audit Committee.

•	Review the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics.

•	Conduct or authorize an investigation of any matter brought to its attention within the scope of its duties, with the power to retain outside legal counsel for this purpose if, in its judgment, such investigation is appropriate.

•	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

•	Review the Audit Committee’s performance annually.

V. Continuous Flow of Information to Audit Committee Members

The Audit Committee shall identify and routinely access all relevant information necessary to carry out its responsibilities, including key operating reports of the Company. The Audit Committee shall, at its discretion, retain and determine funding for outside resources including advice and assistance from outside legal, accounting or other advisors to help review and assess such information.

VI. Limitations

The function of the Audit Committee is oversight. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’ s Code of Ethics.

COMMUNITY FINANCIAL HOLDING COMPANY, INC.
ANNUAL MEETING OF SHAREHOLDERS
APRIL 15, 2004

     The undersigned hereby appoints Thomas J. Martin and Miles H. Mason, III M.D., and each of them or their designees, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (“Annual Meeting”), to be held at the Gwinnett Community Bank office located at 2775 Buford Highway, Duluth, Georgia 30096, on Thursday, April 15, 2004, at 9:00 a.m. Eastern time or at any and all adjournments or postponements thereof, in the following manner:

☐	FOR all nominees (except as marked below)	☐	WITHHOLD for all nominees

1.    The election as director of the nominees listed below:

Frank W. Bell, Jr.; James B. Braden; J. Terry Gordon; Thomas J. Martin; Miles H. Mason, III, M.D.; Don F. Phillips, Jr.;

Daniel E. Reeves; Franklin M. Rinker

INSTRUCTIONS: To withhold your vote for a nominee, write the nominee’s name on the line provided below.

2.	The ratification of the appointment of Porter Keadle Moore, LLP, as independent auditors of Community Financial Holding Company, Inc. for the fiscal year ending December 31, 2004.

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

In their discretion, these attorneys and proxies are authorized to vote upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors recommends a vote “FOR” each of the above listed propositions.

(Continued and to be dated and signed on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy. Such subsequently dated proxy must be received by the Secretary of the Company prior to the date of the Annual Meeting.

  The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Shareholders and a proxy statement dated April 2, 2004 and the Company’s 2003 Annual Report to Shareholders.

Dated:	, 2004

Signature of Shareholder/s

Signature of Shareholder/s

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW.